UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                  AMENDMENT 3

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive  Information  Statement


                                  ZANNWELL INC.
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No  fee  required.
(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
(2)  Aggregate  number  of  securities  to  which  transactions  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)  Proposed  maximum  aggregate  value  of  transaction:
(5)  Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount  previously  paid:
(2)  Form,  schedule  or  registration  statement  no.:
(3)  Filing  party:
(4)  Date  filed:


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
                                  ZANNWELL INC.
                        1802 N. Carson Street, Suite 212
                            Carson City, Nevada 89701

                            TELEPHONE (775) 887-0670

                                December 13, 2004

To Our Stockholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, December 1, 2004 that our board of directors has recommended, and that the holder of the majority of voting capital stock intends to vote on January 3, 2005 to effect the following corporate actions:

     1. Amend our articles of incorporation to change our name from "ZannWell Inc." to "The BlackHawk Fund";

     2. Approve an amendment to our articles of incorporation to increase the authorized number of shares of our common stock from 900,000,000 to 4,000,000,000 shares;

     3. Grant discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 800 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors;

     4. Grant discretionary authority to the directors to implement a proposal for ZannWell Inc. to become a Business Development Corporation to occur at some time within 12 months of the date of this information statement, with the exact time of such conversion to be determined by the board of directors;

     5.   Ratify  the  removal  of R. Patrick Liska from our board of directors;
          and

     6. Ratify the election of Steve Bonenberger and Brent Fouch as our directors.

     We have a consenting stockholder, Palomar Enterprises, Inc., a Nevada corporation, ("Palomar"), which holds 19,000,000 shares of our series A preferred stock, 10,000,000 shares of our series B preferred stock, and 10,000,000 shares of our series C preferred stock. The shares of the series A preferred stock do not have voting rights. Each share of the series B preferred stock entitles the holder to one vote of our common stock on all matters brought before our stockholders. Each share of the series C preferred stock entitles the holder to 100 votes of our common stock on all matters brought before our stockholders. Therefore, Palomar will have the power to vote 1,010,000,000 shares of the common stock, which number exceeds the 167,750,000 issued and outstanding shares of our common stock on the record date.

     Palomar will vote in favor of the proposed amendments to our articles of incorporation, to ratify the removal of a director and the election of new directors, and for the grant of discretionary authority to the board with respect to the stock split and conversion to a Business Development Corporation. Palomar will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     We  appreciate  your  continued  interest  in  ZannWell  Inc.

                                         Very truly yours,

                                         /s/  Steve Bonenberger
                                         Steve Bonenberger
                                         President

                                  ZANNWELL INC.
                        1802 N. Carson Street, Suite 212
                            Carson City, Nevada 89701

                            TELEPHONE (775) 887-0670

                              INFORMATION STATEMENT

     WE  ARE  NOT  ASKING  YOU  FOR  A PROXY AND YOU ARE REQUESTED NOT TO SEND A
PROXY.

     This information statement is furnished to the holders of record at the close of business on December 1, 2004 the record date, of the outstanding common stock of ZannWell Inc., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with the approval by the holder of the majority of the votes of our stock intends to take on January 3, 2005 to effect the following corporate actions:

     1. Amend our articles of incorporation to change our name from "ZannWell Inc." to "The BlackHawk Fund";

     2. Approve an amendment to our articles of incorporation to increase the authorized number of shares of our common stock from 900,000,000 to 4,000,000,000 shares;

     3. Grant discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 800 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors;

     4. Grant discretionary authority to the directors to implement a proposal for ZannWell Inc. to become a Business Development Corporation to occur at some time within 12 months of the date of this information statement, with the exact time of such conversion to be determined by the board of directors;

     5.  Ratify the removal of R. Patrick Liska from our board of directors; and

     6. Ratify the election of Steve Bonenberger and Brent Fouch as our directors.

     This information statement will be sent on or about December 13, 2004 to our stockholders of record who do not sign the majority written consent described herein.

                                VOTING  SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on December 1, 2004 as the record date for determining the stockholders entitled to notice of the above noted actions. The amendments to our articles of incorporation, the approval of the discretionary authority with respect to the reverse stock split require the affirmative vote of a majority of the shares of our common stock issued and outstanding at the time the vote is taken. The approval of the discretionary authority with respect to becoming a Business Development Corporation requires a simple majority of the votes cast once a quorum is present and voting. The ratification of the removal of the director requires two-thirds of the voting power of the issued and outstanding stock entitled to vote. The ratification of the election of Messrs. Bonenberger and Fouch as our directors requires the plurality of the votes cast once a quorum is present and voting.

     The quorum necessary to conduct business of the stockholders consists of a majority of the common stock issued and outstanding as of the record date.

     As of the record date, 167,750,000 shares of our common stock were issued and outstanding, 20,000,000 shares of our Series A preferred stock were issued and outstanding, 10,000,000 shares of our Series B preferred stock were issued and outstanding and 10,000,000 shares of our Series C preferred stock were issued and outstanding. We have a consenting stockholder, Palomar Enterprises, Inc., a Nevada corporation, ("Palomar"), which holds 19,000,000 shares of our series A preferred stock, 10,000,000 shares of our series B preferred stock, and 10,000,000 shares of our series C preferred stock. The Series A preferred stock does not have voting rights. Each share of the series B preferred stock entitles the holder to one vote of our common stock on all matters brought before our stockholders. Each share of the series C preferred stock entitles the holder to 100 votes of our common stock on all matters brought before our stockholders. Therefore, Palomar will have the power to vote 1,010,000,000 shares of the common stock, which number exceeds the 167,750,000 issued and outstanding shares of our common stock on the record date.

     Palomar will vote in favor of the proposed amendments to our articles of incorporation, for the grant of discretionary authority to the board with respect to the stock split and conversion to a Business Development Corporation, and for the ratification of the removal and election of directors. Palomar will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

DISTRIBUTION AND COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS' RIGHT OF APPRAISAL

     No action will be taken in connection with the proposed corporate actions by our board of directors or the voting stockholders for which Nevada law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

    GRANT  OF  DISCRETIONARY AUTHORITY TO THE DIRECTORS TO AMEND OUR ARTICLES OF
                           INCORPORATION  TO  CHANGE  OUR
                             NAME  TO  "THE  BLACKHAWK  FUND."

     Our board of directors has unanimously adopted a resolution seeking stockholder approval to amend our articles of incorporation to change our name to "The BlackHawk Fund." The board believes that this amendment is in our best interests because it will more accurately reflect our planned business model as a business development company with diversified interests. The proposed amendment will not have any material effect on our business, operations, reporting requirements or stock price. Stockholders will not be required to have new stock certificates reflecting the change in the par value. New stock certificates will be issued as old certificates are tendered to our transfer agent. A copy of the proposed resolution amending our articles of incorporation to change our corporate name is contained in Attachment A hereto. If the
                                                     ------------
amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Nevada.

VOTE  REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendment to our articles of incorporation to change our name from "ZannWell Inc." to " The BlackHawk Fund."

     Our board of directors recommends that stockholders vote FOR the amendment of our articles of incorporation to change our name to "The BlackHawk Fund."

                    AMENDMENT TO ARTICLES OF INCORPORATION TO
               INCREASE THE NUMBER OF OUR AUTHORIZED COMMON STOCK

     The board of directors has determined that it is advisable to increase our authorized common stock and has adopted, subject to stockholder approval, an amendment to our articles of incorporation to increase our authorized number of shares of common stock from 900,000,000 shares to 4,000,000,000 shares of common stock, par value $0.001 per share. A copy of the proposed resolution amending our articles of incorporation is attached to this information statement as Attachment A.
-------------

     Authorizing an additional 3,100,000,000 shares of common stock would give our board of directors the express authority, without further action of the stockholders, to issue common stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The following is a summary of the material matters relating to our common stock.

     Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Our common stockholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of ZannWell Inc., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding.

     The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendment would not alter or modify any preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

     The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares will dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder's investment could be adversely affected.

     The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Nevada.

     Issuance of additional shares. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of common stock. The increase in the number of our authorized common shares is proposed by our management in order to ensure sufficient reserves of our common stock for various capital purposes and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming. The proposal with respect to our common stock is not being made by us in response to any known accumulation of shares or threatened takeover.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendment to our articles of incorporation increasing the number of our common shares. Our board of directors recommends that stockholders vote FOR the amendment of our articles of incorporation increasing the number of our authorized common shares as described in Attachment A hereto.
                           ------------

           GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
              TO IMPLEMENT A ONE FOR UP TO 800 REVERSE STOCK SPLIT

     Our board of directors has adopted a resolution to seek stockholder approval for discretionary authority to our board of directors to implement a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the board of directors approved and deemed advisable and for which it is seeking stockholder approval is up to 800 pre-consolidation shares for each one post-consolidation share, with the reverse split to occur within 12 months of the date of this information statement, the exact time of the reverse split to be determined by the directors in their discretion. Approval of this proposal would give the board authority to implement the reverse split on the basis of up to 800 pre-consolidation shares for each one post-consolidation share at any time it determined within 12 months of the date of this information statement. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split.

     Our board of directors believes that stockholder approval of a range for the exchange ratio of the reverse split (as contrasted with approval of a specified ratio of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our stockholders. The actual ratio for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to us and our stockholders.

     Our board of directors also believes that stockholder approval of a twelve-months range for the effectuation of the reverse split (as contrasted with approval of a specified time of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our stockholders. The actual timing for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to when and whether such action would be most advantageous to us and our stockholders.

     If you approve the grant of discretionary authority to our board of directors to implement a reverse split and the board of directors decides to implement the reverse split, we will effect a reverse split of our then issued and outstanding common stock on the basis of up to 800 pre-consolidation shares for each one post-consolidation share.

     The board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in ZannWell Inc. among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

     Stockholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will be up to 800 times greater than the price for shares of our common stock immediately prior to the reverse split, depending on the ratio of the split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

EFFECT OF THE REVERSE SPLIT

     The reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended, nor will it change our periodic reporting and other obligations thereunder.

     The voting and other rights of the holders of our stock would not be affected by the reverse split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of stockholders of record would not be affected by the reverse split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest).

     The authorized number of shares of our common and preferred stock and the par value of our common and preferred stock under our articles of incorporation would remain the same following the effective time of the reverse split.

     The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if our directors decide to implement a one for 800 reverse split, every 800 shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock, with 800 being equal to the exchange ratio of the reverse split, as determined by the directors in their discretion.

     Stockholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for 800 exchange ratio, or such lesser exchange ratio as may be determined by our directors, subject to adjustment for fractional shares, as described below).

     Fractional share which would otherwise be held by the stockholders of our common stock after a reverse split will be rounded up to the next whole share. We will issue one new share of our common stock for up to each 800 shares of our common stock held as of the record date. All fractional share amounts resulting from the reverse split will be rounded up to the next whole new share. The reverse split may reduce the number of holders of post-reverse split shares as compared to the number of holders of pre-reverse split shares to the extent that there are stockholders presently holding fewer than 800 shares (or such lesser number as may be determined by our directors). However, the intention of the reverse split is not to reduce the number of our stockholders. In fact, we do not expect that the reverse split will result in any material reduction in the number of our stockholders.

     We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future.

     Issuance of Additional Shares. The number of authorized but unissued shares of our common and preferred stock effectively will be increased significantly by the reverse split of our common and preferred stock. For example, if we elect to implement a one for 250 reverse split, based on the 167,750,000 shares of our common stock outstanding on the record date, and the 900,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 732,250,000 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 250 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 167,750,000 to 671,000 shares.

     Based on the 900,000,000 shares of our common stock that are currently authorized under our articles of incorporation, and before the proposed increase in our authorized common stock, if we elect to implement a one for 250 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 732,250,000 to 899,329,000 shares.

     If we elect to implement a one for 800 reverse split, based on the 167,750,000 shares of our common stock outstanding on the record date, and the 900,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 732,250,000 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 800 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 167,750,000 to 209,688 shares.

     Based on the 900,000,000 shares of our common stock that are currently authorized under our articles of incorporation, and before the proposed increase in our authorized common stock, if we elect to implement a one for 800 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 732,250,000 to 899,790,312 shares.

     The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

     The effective increase in the number of authorized but unissued shares of our common and preferred stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common or preferred shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

FEDERAL INCOME TAX CONSEQUENCES

     We   will  not recognize any gain or loss as a result of the reverse split.

     The following description of the material federal income tax consequences of the reverse split to our stockholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

     In general, the federal income tax consequences of the reverse split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of our common stock. A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder's particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of our common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

EFFECTIVE DATE

     If the proposed reverse split is approved and the board of directors elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Nevada time on the date the split is approved by our stockholders, which in any event shall not be later than 12 months from the date of this information statement. Except as explained herein with respect to fractional shares and stockholders who currently hold fewer than 800 shares, or such lesser amount as we may determine, on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, converted into new shares of our common stock in accordance with the one for 800 exchange ratio or such other exchange ratio we determine.

RISKS ASSOCIATED WITH THE REVERSE SPLIT

     This information statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increase investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended December 31, 2003 and other filings with the Securities and Exchange Commission.

     If approved and implemented, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even-lots" of even multiples of 100 shares.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the grant of discretionary authority to our directors to implement a reverse stock split.

     The board of directors recommends a vote FOR approval of the grant of discretionary authority to our directors to implement a reverse stock split, as described in Attachment A hereto.
               -------------

         GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO CONVERT
               ZANNWELL INC. TO A BUSINESS DEVELOPMENT CORPORATION

     The board of directors has recommended that the directors be granted authority to convert ZannWell Inc. to a Business Development Corporation. Such conversion into a Business Development Corporation would allow us to raise additional funding for our operations and to develop a larger investor base. Approval of this proposal would give the board authority to convert ZannWell Inc. to a Business Development Corporation at any time it determined within 12 months of the date of this information statement. In addition, approval of this proposal would also give the board authority to decline to convert ZannWell Inc. to a Business Development Corporation.

     We also reserve the right to proceed with the transaction if determined by the management to be appropriate under the circumstances and in the best interests of stockholders.

     The board currently believes that becoming a Business Development Corporation is in the best interests of our stockholders but requires the flexibility to do what is in the best interests of our stockholders. Accordingly, the board is seeking stockholder approval to preserve the flexibility to move forward with this action is the board continues to believe it is in the best interests of our stockholders to do so.

     There is no assurance that becoming a Business Development Corporation will be consummated or if consummated, that such a transaction will be on the same terms as anticipated at this time. We reserve the right not to proceed with such transaction or to modify its terms at any time after taking into account all the facts and circumstances. For any transaction that would require stockholder approval, we do not, however, intend to modify the proposed terms in a manner that would have a material adverse impact on our stockholders without seeking further stockholder approval of such terms.

VOTE REQUIRED

     Once a quorum is present and voting, a simple majority of the votes cast is required to approve the grant of discretionary authority to our directors to convert ZannWell Inc. to a Business Development Corporation.

     The board of directors recommends a vote FOR approval of the grant of discretionary authority to our directors to convert ZannWell Inc. to a Business Development Corporation, as described in Attachment A hereto.
                                              -------------

RATIFICATION OF THE REMOVAL OF R. PATRICK LISKA FROM OUR BOARD OF DIRECTORS Our majority stockholder intends to ratify the removal of R. Patrick Liska as our director, effective November 23, ,2004.

     Pursuant to Section 78.355 of the Nevada Revised Statutes, incumbent directors may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. on November 23, 2004,acting by written consent, Robert C. Simpson, our then-majority stockholder, removed R. Patrick Liska as our director, president, chairman of the board and chief executive officer . Robert
C.  Simpson had more than enough votes to approve the removal in accordance with
Section  78.355  of  the  Nevada  Revised Statutes. Effective November 23, 2004,
Robert C. Simpson was elected our sole director, president, chairman of the board and chief executive officer.

     The removal of R. Patrick Liska as our director and an officer resulted from philosophical differences between us and Mr. Liska regarding business operations, policies and practices.

VOTE  REQUIRED

     No less than two-thirds of the of the voting power of the issued and outstanding stock entitled to vote is required to ratify the removal of R. Patrick Liska as our director.

     The board of directors recommends a vote FOR approval of the removal of R. Patrick Liska as our director, as described in Attachment A hereto.

RATIFICATION  OF  THE  ELECTION  OF  STEVE  BONENBERGER  AND  BRENT FOUCH AS OUR
DIRECTORS

     On November 29, 2004, as reported by us on a Current Report filed with the Commission on December 1, 2004, a change in control occurred as the result of the acquisition of our series A, series B and series C preferred stock by Palomar.

     Pursuant to that certain Capital Stock Purchase Agreement dated November 29, 2004 between Robert C. Simpson, our then-sole director and officer, and Palomar, on November 29, 2004, Palomar acquired from Dr. Simpson 19,000,000 shares of our series A preferred stock, 10,000,000 shares of our series B preferred stock and 10,000,000 shares of our series C preferred stock. The shares of the series A preferred stock do not have voting rights. The voting power of all of the shares of our preferred stock sold pursuant to the Capital Stock Purchase Agreement equals to the vote of 1,010,000,000 shares of the common stock.

     Concurrently with the stock purchase transaction, Robert C. Simpson, our then-sole director, elected Steve Bonenberger and Brent Fouch to our board of directors. Steve Bonenberger was also elected President and Chief Executive Officer and Brent Fouch was elected Secretary and Chief Financial Officer. Following the election of Messrs. Bonenberger and Fouch as our officers and directors , Robert C. Simpson resigned his positions as our director and officer .. Our majority stockholder intends to ratify the election of Messrs. Fouch and Bonenberger to our board of directors.

     Directors are elected by the stockholders by a plurality of the votes cast at the election.


VOTE  REQUIRED

     No less than the majority of the voting power of the issued and outstanding stock entitled to vote is required to ratify the election of Messrs. Bonenberger and Fouch to our board of directors.

     The board of directors recommends a vote FOR ratification of the election of Messrs. Bonenberger and Fouch to our board of directors as described in Attachment A hereto.
-------------

NOMINEES

     The following table sets forth information concerning each nominee as well as each director, officer, and each non-director executive officer continuing in office:

      NAME         AGE                           POSITION                           DIRECTOR SINCE
-----------------  ---  ----------------------------------------------------------  --------------
Steve Bonenberger   48  President, Chief Executive Officer and director            2004
Brent Fouch         35  Secretary, Chief Financial Officer and director             2004

     Our executive officers are elected annually by our board of directors. There are no family relationships among our directors and executive officers.

     Steve Bonenberger: During the past five years, Mr. Bonenberger was the managing director of B.M.M., LLC, a corporate consulting firm. Going forward, he intends to devote a significant portion of his time to the furtherance of our operations.

     Brent Fouch: Over the past four years, Mr. Fouch has been a corporate consultant

BOARD MEETINGS AND COMMITTEES

      During our fiscal year ended December 31, 2003, our board of directors held four meetings, each of which was signified by a consent executed by our directors.

     Compensation Committee. Our board of directors has recently created a compensation committee. However, no members to the committee have been appointed and the committee has not been formally organized. The compensation committee will make recommendations to the board of directors concerning salaries and compensation for our executive officers and employees. Our board adopted a written charter for the compensation committee, a copy of which is attached to this information statement as Exhibit A. Since the compensation committee has
                                 ---------
been formed recently, there have been no meetings held or members appointed at the time of this information statement.

     Audit Committee. Our board of directors has recently created an audit committee which will be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work. Our board adopted a written charter for the audit committee, a copy of which is attached to this information statement as Exhibit
                                                                         -------
B.  The audit committee will review and evaluate our internal control functions.
-
Since the audit committee has been formed recently, there have been no meetings held or members appointed at the time of this information statement.

     The members of the audit committee will be independent as defined under Rule 4200(a)(15) of the NASD's listing standards.

     Executive Committee. We do not have an executive committee, although our board of directors is authorized to create one.

     Nominating Committee. Our board of directors has recently created a nominating committee. No meetings have been held or members appointed. The functions to be performed by the nominating committee include selecting candidates to fill vacancies on the board of directors, reviewing the structure and composition of the board, and considering qualifications requisite for continuing board service. The nominating committee will consider candidates recommended by a stockholder of Zannwell Inc. Any such recommendation for the 2005 Annual Meeting of Stockholders should be provided to our corporate secretary by December 31, 2004.

     The policies and procedures with respect to the consideration of such candidates are set forth below:

     The recommended candidate is to be submitted to us in writing addressed to our principal offices in Carson City, Nevada. The recommendation is to be submitted by the date specified in Rule 14a-8 of the Securities Exchange Act of 1934, as amended for submitting stockholder proposals to be included in the Company's annual stockholders' meeting proxy statement.

     The recommendation shall be in writing and shall include the following information: name of candidate; address, phone, and fax number of candidate; a statement signed by the candidate certifying that the candidate wishes to be considered for nomination to our board of directors; and information responsive to the requirements of Regulation S-K, Item 401 with respect to the candidate; and state the number of shares of our stock beneficially owned by the candidate.

     The recommendation shall include a written statement of the candidate as to why the candidate believes that he meets the director qualification criteria and would otherwise be a valuable addition to our board of directors.

     The nominating committee shall evaluate the recommended candidate and shall, after consideration of the candidate after taking account of the director qualification criteria set forth below, determine whether or not to proceed with the candidate in accordance with the procedures outlined under "Process for Identifying Candidates" below.

      These procedures do not create a contract between us, on the one hand, and our security holder(s) or a candidate recommended by our security holder(s), on the other hand. We reserve the right to change these procedures at any time, consistent with the requirements of applicable law and rules and regulations.

      Director Qualifications Criteria. A majority of the board of directors must be "independent" in accordance with NASDAQ, the Exchange Act and SEC rules and regulations. As minimum qualifications, all candidates must have the following characteristics:

o     The  highest  personal  and  professional  ethics,  integrity  and values;

o Broad-based skills and experience at an executive, policy-making level in business, academia, government or technology areas relevant to our activities;

o A willingness to devote sufficient time to become knowledgeable about our business and to carry out his duties and responsibilities effectively;

o A commitment to serve on the board for two years or more at the time of his initial election; and

o     Be  between  the  ages  of 30 and 70, at the time of his initial election.

      Process  for  Identifying  and  Evaluating   Candidates.   The  nominating
committee's  process  for  identifying  and  evaluating  candidates  is:

o The chairman of the board, the nominating committee, or other board members identify the need to add new members to the board with specific criteria or to fill a vacancy on the board;

o The chair of the nominating committee initiates a search, working with staff support and seeking input from the members of the board and senior management, and hiring a search firm, if necessary;

o The nominating committee identifies an initial slate of candidates, including any recommended by security holders and accepted by the nominating committee, after taking account of the director qualifications criteria set forth above;

o The nominating committee determines if any board members have contacts with identified candidates and if necessary, uses a search firm;

o The chairman of the board, the chief executive officer and at least one member of the nominating committee interview prospective candidate(s);

o The nominating committee keeps the board informed of the selection progress;

o     The nominating committee meets to consider and approve final candidate(s);
      and

o The nominating committee presents selected candidate(s) to the board and seeks full board endorsement of such candidate(s).

COMPENSATION OF DIRECTORS

     We have not yet determined the amount of compensation for our directors and have not yet compensated our directors for any of their services.

Vote Required

     The two nominees receiving the highest number of votes are elected if a quorum is present and voting. Our board of directors recommends a vote FOR the ratification of the election of Messrs. Fouch and Bonenberger to our board of directors.

     Information regarding the beneficial ownership of our common and preferred stock by management and the board of directors is noted below.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of the record date, by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns outstanding shares of our preferred stock;

-    Each  of  our  directors;

-    Each  named  executive  officer;  and

-    All  directors  and  officers  as  a  group.

                                                        COMMON STOCK
                                                        BENEFICIALLY         PREFERRED STOCK BENEFICIALLY
                                                           OWNED (2)                   OWNED (2)
                                                     -------------------  ---------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)               NUMBER    PERCENT        NUMBER           PERCENT
---------------------------------------------------  ----------  -------  ------------------  -------------
Palomar Enterprises, Inc.(3)                                  0        0      19,000,000 (4)             95
                                                                              10,000,000 (5)            100
                                                                              10,000,000 (6)            100
Steve Bonenberger
Brent Fouch
All directors and officers as a group (two persons)           0        0               0                  0
Robert Simpson, Ph. D                                13,000,000     7.75
R. Patrick Liska                                              0        0       1,000,000 (4)              5

---------------
(1) Unless otherwise indicated, the address for each of these stockholders is c/o ZannWell Inc., 1802 N. Carson Street, Suite 212 Carson City, Nevada 89701, and telephone (775) 887-0670. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of our common and preferred stock which he beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the SEC. As of the record date, the total number of outstanding shares of the common stock is 167,750,000, the total number of outstanding shares of the Series A preferred stock is 20,000,000 shares, the total number of outstanding shares of the Series B preferred stock is 10,000,000 shares and the total number of outstanding shares of the Series C preferred stock is 10,000,000 shares.
(3) Palomar Enterprises, Inc. is a Nevada corporation which is controlled by Brent Fouch and Steve Bonenberger, our directors and officers. Each share of our common stock is entitled to one vote on all matters brought before the stockholders, the shares of our Series A preferred stock stockholders do not have voting rights, each share of our Series B preferred stock outstanding entitles the holder to one vote of the common stock on all matters brought before the stockholders and each share of our Series C preferred stock outstanding entitles the holder to 100 votes of the common stock on all matters brought before the stockholders. Therefore, Palomar will have the power to vote 1,010,000,000 shares of the common stock, which number exceeds the majority of the 167,750,000 issued and outstanding shares of our common stock on the record date.
(4)  Series  A  preferred  stock.
(5)  Series  B  preferred  stock
(6)  Series  C  preferred  stock

EXECUTIVE  COMPENSATION

SUMMARY  OF  CASH  AND  CERTAIN  OTHER  COMPENSATION

      Please  see  "Compensation  of  Directors,"  supra.

      The following table provides certain summary information concerning the compensation earned by the named executive officers (determined as of the end of the last fiscal year) for services rendered in all capacities to us for the fiscal years ended December 31, 2003, 2002 and 2001.

                                         ANNUAL COMPENSATION                     LONG TERM COMPENSATION
                                -----------------------------------    ----------------------------------------
                                                                                   AWARDS               PAYOUTS
                                                                       -----------------------------    -------
                                                                       RESTRICTED       SECURITIES
                                                       OTHER ANNUAL       STOCK          UNDERLYING      LTIP          ALL OTHER
NAME AND PRINCIPAL                           BONUS     COMPENSATION      AWARD(S)       OPTIONS/SARS    PAYOUTS       COMPENSATION
POSITION                 YEAR   SALARY($)     ($)           ($)             ($)             (#)            ($)            ($)
-------------------      ----   --------    ------     ------------    ----------       ------------    -------       ------------
     Steve Bonenberger   2001       0          0             0               0               0              0              0
       President         2002       0          0             0               0               0              0              0
                         2003       0          0             0               0               0              0

                         2001       0          0             0               0               0              0              0
     Brent Fouch         2002       0          0             0               0               0              0              0
        Chairman         2003       0          0             0               0               0              0              0
     Robert Simpson      2004       0          0             0               0               0              0              0
     R. Patrick Liska    2004       0          0             0               0               0              0              0

EMPLOYMENT  AGREEMENTS

      None.

STOCK OPTIONS AND SAR GRANTS IN THE LAST FISCAL YEAR

     There were no grants of stock options to the named executive officers during the fiscal year ended December 31, 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In establishing compensation levels, our board of directors has endeavored to ensure the compensation programs for our executive officers were effective in attracting and retaining key executives responsible for our success and were administered in an appropriate fashion in our long-term best interests and our shareholders. In that regard, our board of directors sought to align the total compensation for our executive officers with our performance and the individual performance of each of our executive officers in assisting us in accomplishing our goals.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

                         DOCUMENTS INCORPORATED BY REFERENCE

          Our Annual Report on Form 10-KSB for the year ended December 31, 2003 and financial information from our subsequent Quarterly Reports for the period ended March 31, 2004 and June 30, 2004 are incorporated herein by reference.

                       COPIES OF ANNUAL AND QUARTERLY REPORTS

     We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 all subsequent Quarterly Reports on Form 10-QSB and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 1802 N. Carson Street, Suite 212 Carson City, Nevada 89701 telephone ((775) 887-0670.

                               By Order of the board of directors,

                               /s/  Steve Bonenberger

                               Steve Bonenberger
                               President

                                                                    ATTACHMENT A

                           RESOLUTIONS TO BE ADOPTED BY THE

                                   STOCKHOLDERS OF

                                    ZANNWELL INC.

                                   (the "Company")

     RESOLVED, that the grant of discretionary authority to the directors to amend the Company's Articles of Incorporation to change the name of the Company to " The BlackHawk Fund " is hereby approved in all respects; and

     RESOLVED FURTHER, that the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 4,000,000,000 shares is hereby adopted and approved in all respects; and

     RESOLVED FURTHER, that the grant of discretionary authority to the directors to implement a consolidation of the Company's issued and outstanding common stock on the basis of one post-consolidation share for up to every 800 pre-consolidation shares within 12 months of the Company's information statement on Schedule 14C is hereby approved and adopted in all respects; and

     RESOLVED FURTHER, that the grant of discretionary authority to the directors to convert the Company to a Business Development Corporation within 12 months of the Company's information statement on Schedule 14C is hereby approved and adopted in all respects; and

     RESOLVED FURTHER, that the removal of R. Patrick Liska from the Company's board of Directors is hereby ratified and approved in all respects; and

     RESOLVED FURTHER, that the election of Steve Bonenberger and Brent Fouch to the Company's board of Directors is hereby ratified and approved in all respects; and

     RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

                                                                    ATTACHMENT B

                                   CHARTER OF
                               THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                OF ZANNWELL INC.

     1.     Audit  Committee  Purpose.  The  Audit  Committee  of  the  Board of
            -------------------------
Directors of Zannwell Inc., a Nevada corporation (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          (a) Monitor the integrity of the Company's financial reporting process.

          (b) Provide systems of internal controls regarding finance, accounting, and legal compliance.

          (c) Monitor the independence and performance of the Company's independent auditors.

          (d) Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     2.     Audit  Committee  Composition and Meetings.  Audit Committee members
            ------------------------------------------
shall meet the requirements of the National Association of Securities Dealers and the criteria set forth in the Appendix 1 attached hereto. The Audit
                                         -----------
Committee shall be comprised of two or more directors as determined by the Board of Directors, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board of Directors on recommendation of a nominating committee. If an audit committee Chairman is not designated or present, the members of the Audit Committee may designate a Chairman by majority vote of the Audit Committee membership.

     The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

     3.     Audit  Committee  Responsibilities  and  Duties.
            -----------------------------------------------

          (a)     Review  Procedures.
                  ------------------

               (i) Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the Securities and Exchange Commission regulations.


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
               (ii) Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses including the status of previous recommendations.

          (b)     Independent  Auditors.
                  ---------------------

               (i) The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

               (ii) Approve the fees and other significant compensation to be paid to the independent auditors.

     On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     Review the independent auditors' audit plan, and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

     Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants Statement of Auditing Standards No. 61.

     Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     4.     Legal  Compliance.  On  at  least  an  annual basis, review with the
            -----------------
Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

     5.     Other  Audit  Committee  Responsibilities.
            -----------------------------------------

          (a) Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

          (b) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

          (c) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

          (d) Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

          (e) Periodically perform self-assessment of audit committee performance.

          (f) Review financial and accounting personnel succession planning within the Company.


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
          (g) Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.


                                         By Order of the Board of Directors,



                                         By    /s/ Steve Bonenberger
                                           ------------------------------------
                                           Steve Bonenberger,
                                           President

                                                                      APPENDIX 1

                                  ZANNWELL INC.
                    DEFINITION OF INDEPENDENCE AS IT PERTAINS
                           TO AUDIT COMMITTEE MEMBERS

     1. To be considered independent, a member of the Audit Committee cannot:

          (a) Have been an employee of the Company or its affiliates within the last three years;

          (b) Have received compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, unless for board service, in the form of a benefit under a tax-qualified retirement plan, or non-discretionary compensation;

          (c) Be a member of the immediate family of an executive officer of the Company or any of its affiliates, or someone who was an executive officer of the Company or any of its affiliates within the past three years;

          (d) Be a partner, controlling stockholder, or executive officer of a for profit organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company's securities) in any of the past three years in excess of the greater of $200,000 or five percent of the consolidated gross revenues for that year of either organization; or

          (e) Be employed as an executive of another entity where any of the Company's executives serves on that other entity's compensation committee.

     2. Subject to compliance with the listing requirements of The Nasdaq Stock Market or any applicable stock exchange and the regulations of the Securities and Exchange Commission, and under the limited circumstances set forth in such listing requirements and regulations, one person (who is not a current employee or family member of an employee) not meeting the foregoing criteria may be appointed to the Audit Committee if the Board of Directors (i) determines that the best interests of the Company and its stockholders so require, and (ii) discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

                                                                       EXHIBIT A

                                   CHARTER OF
                           THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                OF ZANNWELL INC.

     1.     Committee Composition.  The Compensation Committee (the "Committee")
            ---------------------
of the Board of Directors (the "Board") of Zannwell Inc., a Nevada corporation (the "Company"), will be comprised of at least two members of the Board who are not employees of the Company. The members of the Committee, including the Committee Chairman, will be annually appointed by and serve at the discretion of the Board.

     2.     Functions  and  Authority.  The  operation  of the Committee will be
            -------------------------
subject to the Articles of Incorporation of the Company and applicable Florida laws and any other applicable laws, rules or regulations, as in effect from time to time. The Committee will have the full power and authority to carry out the following responsibilities:

          (a) To recommend the salaries, bonuses and incentives, and all cash, equity and other forms of compensation (the "total compensation") paid to the members of the management of the Company as may be required under Florida law, and advise and consult with the President regarding the compensation scheme for all executive officers.

          (b) To advise and consult with management to establish policies, practices and procedures relating to the Company's employee stock, option, cash bonus and incentive plans and employee benefit plans and, as may be required under applicable law, and administer any such plans.

          (c) To administer the Company's employee stock option plan and perform the functions contemplated to be performed by the management with respect to the President and all plan participants who may be deemed "officers" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

          (d) To advise and consult with management regarding managerial personnel policies and compensation schemes.

          (e) To review and make recommendations to the full Board concerning any fees and other forms of compensation paid to members of the Board for Board and committee service.

          (f) To exercise the authority of the Board concerning any policies relating to the service by the members of management or executive officers, as a director of any unrelated company, joint venture or other enterprise.

          (g) At the Committee's sole discretion, to review all candidates for appointment to senior managerial or executive officer positions with the Company and provide a recommendation to the Board.

          (h) At the Committee's sole discretion, to annually or periodically interview all officers who directly report to the President.

          (i) To administer the annual performance review of the President which is to be completed by the full Board. The Committee Chairman together with the Chairman of the Board shall review the results of the performance evaluation with the President.

          (j) To perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing responsibilities and as may be delegated by the Board from time to time.

          (k) To regularly report to the Board the activities of the Committee, or whenever it is called upon to do so.

     3.     Meetings.  The Committee will hold regular meetings each year as the
            --------
Committee may deem appropriate. The President and Chairman of the Board, and any other invited employees and outside advisers, may attend any meeting of the Committee, except for portions of the meetings where his or their presence would be inappropriate, as determined by the Committee Chairman.

     4.     Minutes  and  Reports.  The  Committee  will  keep  minutes  of each
            ---------------------
meeting and will distribute the minutes to each member of the Committee, and to members of the Board who are not members of the Committee and the Secretary of the Company. The Committee Chairman will report to the Board the activities of the Committee at the Board meetings or whenever so requested by the Board.

                                          By Order of the Board of Directors,



                                          By   /s/  Steve  Bonenberger
                                            ------------------------------------
                                            Steve  Bonenberger,
                                            ------------------
                                            President